EXHIBIT 99.1

Contact:	Phil Gee
480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS MARCH TRAFFIC
     TEMPE, Ariz., April 5, 2006 — US Airways Group, Inc. (NYSE: LCC) today reported March and first quarter traffic results for 2006. For America West operated flights, revenue passenger miles (RPMs) for the month were 2.1 billion, down 1.2 percent from March 2005. Capacity was 2.6 billion available seat miles (ASMs), up 1.4 percent from March 2005. The passenger load factor for March was 80.4 percent versus 82.6 percent in March 2005.
     For US Airways mainline operated flights, RPMs for March 2006 were 3.2 billion, a decrease of 15.8 percent from March 2005. Capacity was 3.9 billion ASMs, down 17.3 percent from March 2005. The passenger load factor for the month of March was 82.2 percent versus 80.7 percent in March 2005.
     Executive Vice President, Sales and Marketing Scott Kirby said, “Our string of very strong year over year passenger revenue per available seat mile (PRASM) improvements continued during the month of March, even though the Easter holiday weekend falls in April this year compared to March in 2005. We were especially pleased that our consolidated (mainline and Express) PRASM improvements topped 20 percent for the third consecutive month.”
     Until US Airways operates under one certificate, data for America West and US Airways operated flights will continue to be reported separately. Additionally, US Airways Express will continue to report separate data. US Airways Group, Inc., consisting of America West, US Airways mainline and US Airways Express combined operational information will also be reported.
     The following summarizes America West, US Airways mainline, US Airways Express and            US Airways Group, Inc. combined March and first quarter traffic results for 2006 and 2005:

America West

	2006	2005	% CHANGE

REVENUE PSGR MILES (000)	2,117,840	2,144,483	-1.2
Domestic	2,033,129	2,056,758	-1.1
International	84,711	87,725	-3.4
AVAILABLE SEAT MILES (000)	2,633,505	2,596,012	1.4
Domestic	2,530,907	2,485,267	1.8
International	102,598	110,745	-7.4
LOAD FACTOR (%)	80.4	82.6	-2.2	PTS
ENPLANEMENTS	1,859,275	1,929,564	-3.6

FIRST QUARTER	2006	2005	% CHANGE

REVENUE PSGR MILES (000)	5,656,428	5,671,043	-0.3
Domestic	5,432,866	5,435,125	0.0
International	223,562	235,918	-5.2
AVAILABLE SEAT MILES (000)	7,199,426	7,301,160	-1.4
Domestic	6,909,909	6,994,022	-1.2
International	289,517	307,138	-5.7
LOAD FACTOR (%)	78.6	77.7	0.9	PTS
ENPLANEMENTS	5,085,457	5,172,163	-1.7
US Airways Mainline

	2006	2005	% CHANGE

REVENUE PSGR MILES (000)	3,205,386	3,807,415	-15.8
Domestic	2,366,862	2,898,140	-18.3
International	838,524	909,275	-7.8
AVAILABLE SEAT MILES (000)	3,901,265	4,719,877	-17.3
Domestic	2,849,564	3,643,836	-21.8
International	1,051,701	1,076,041	-2.3
LOAD FACTOR (%)	82.2	80.7	1.5	PTS
ENPLANEMENTS	3,296,653	4,075,988	-19.1

FIRST QUARTER	2006	2005	% CHANGE

REVENUE PSGR MILES (000)	8,296,406	9,646,145	-14.0
Domestic	6,180,348	7,368,343	-16.1
International	2,116,058	2,277,802	-7.1
AVAILABLE SEAT MILES (000)	11,030,599	13,186,167	-16.3

FIRST QUARTER	2006	2005	% CHANGE

Domestic	8,043,781	10,172,331	-20.9
International	2,986,818	3,013,836	-0.9
LOAD FACTOR (%)	75.2	73.2	2.0	PTS
ENPLANEMENTS	8,500,272	10,253,268	-17.1

US Airways Express	2006	2005	% CHANGE

REVENUE PSGR MILES (000)	278,120	319,092	-12.8
Domestic	278,120	319,092	-12.8
AVAILABLE SEAT MILES (000)	383,183	480,624	-20.3
Domestic	383,183	480,624	-20.3
LOAD FACTOR (%)	72.6	66.4	6.2	PTS
ENPLANEMENTS	836,296	849,900	-1.6

FIRST QUARTER	2006	2005	% CHANGE

REVENUE PSGR MILES (000)	734,721	733,273	0.2
Domestic	734,721	733,273	0.2
AVAILABLE SEAT MILES (000)	1,147,359	1,243,995	-7.8
Domestic	1,147,359	1,243,995	-7.8
LOAD FACTOR (%)	64.0	58.9	5.1	PTS
ENPLANEMENTS	2,195,666	2,027,623	8.3

Combined US Airways Group	2006	2005	% CHANGE

REVENUE PSGR MILES (000)	5,601,346	6,270,990	-10.7
Domestic	4,678,111	5,273,990	-11.3
International	923,235	997,000	-7.4
AVAILABLE SEAT MILES (000)	6,917,953	7,796,513	-11.3
Domestic	5,763,654	6,609,727	-12.8
International	1,154,299	1,186,786	-2.7
LOAD FACTOR (%)	81.0	80.4	0.6	PTS
ENPLANEMENTS	5,992,224	6,855,452	-12.6

FIRST QUARTER	2006	2005	% CHANGE

REVENUE PSGR MILES (000)	14,687,555	16,050,461	-8.5
Domestic	12,347,935	13,536,741	-8.8
International	2,339,620	2,513,720	-6.9
AVAILABLE SEAT MILES (000)	19,377,384	21,731,322	-10.8

FIRST QUARTER	2006	2005	% CHANGE

Domestic	16,101,049	18,410,348	-12.5
International	3,276,335	3,320,974	-1.3
LOAD FACTOR (%)	75.8	73.9	1.9	PTS
ENPLANEMENTS	15,781,395	17,453,054	-9.6
Integration Update
     US Airways is also providing a brief update on the integration process between US Airways and America West. Listed below are major accomplishments from the month of March:
•	Recalled up to 400 flight attendants on furlough who will be in place to operate the airline’s summer schedule. The recall notices, which begin in April 2006, will be issued on a seniority basis among furloughed US Airways flight attendants.

•	Dedicated the first of several ‘throwback’ livery aircraft, the PSA aircraft.
     America West and US Airways now report combined operational performance numbers to the Department of Transportation. For the month of March 2006, US Airways will report a domestic on-time performance of 82.6 percent and a completion factor of 99.4 percent.
     US Airways and America West’s recent merger creates the fifth largest domestic airline employing approximately 35,000 aviation professionals and serving more than 230 destinations. This press release and additional information on US Airways can be found at www.usairways.com or www.americawest.com. (LCCT)
     US Airways is a member of the Star Alliance, which was established in 1997 as the first truly global airline alliance to offer customers worldwide reach and a smooth travel experience. Star Alliance was voted Best Airline Alliance by Skytrax in 2003 and 2005. The members are Air Canada, Air New Zealand, ANA, Asiana Airlines, Austrian, bmi, LOT Polish Airlines, Lufthansa, Scandinavian Airlines, Singapore Airlines, Spanair, TAP Portugal, THAI, United, US Airways and VARIG Brazilian Airlines. South African Airways and SWISS will be integrated during the first half of 2006. Regional member carriers Adria Airways (Slovenia), Blue1 (Finland) and Croatia Airlines enhance the global network. Overall, Star Alliance offers more than 15,000 daily flights to 790 destinations in 138 countries.
FORWARD-LOOKING STATEMENTS
     Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group (the “Company”), expected fuel costs, the revenue and pricing environment, and expected financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the combined companies’ plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the Company to obtain and maintain any necessary financing for operations and other purposes (including compliance with financial covenants); the ability of the Company to maintain adequate liquidity; the impact of changes in fuel prices; the impact of economic conditions; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the Company to attract and retain customers; the ability of the Company to obtain and maintain commercially reasonable terms with vendors and service providers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; the impact of the resolution of remaining claims in US Airways Group’s Chapter 11 proceedings; the ability of the Company to fund and execute its business plan following the Chapter 11 proceedings and the merger; and other risks and uncertainties listed from time to time in the Company’s reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and in the filings of the Company with the SEC, which are available at www.usairways.com.
-LCC-